EXHIBIT 24

POWER OF ATTORNEY

The PNC Financial Services Group, Inc.

and Affiliates Deferred Compensation Plan

Supplemental Incentive Savings Plan

Each of the undersigned officers and/or directors of The PNC Financial Services Group, Inc. (“PNC”), a Pennsylvania corporation, hereby names, constitutes and appoints Richard J. Johnson, Samuel R. Patterson, Karen M. Barrett, and George P. Long, III, and each of them individually, with full power to act without the others and with full power of substitution and resubstitution, the undersigned’s true and lawful attorney-in-fact and agent to execute for the undersigned and in his or her name, place and stead, in any and all capacities, the Registration Statement on Form S-8 (or other appropriate form) to be filed for the registration of deferred obligations in and interests of participation pursuant to the above-referenced plans, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person;

And each of the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the following persons have duly signed this Power of Attorney as of this 4th day of August, 2006.

Name/Signature	Capacity

/s/ James E. Rohr	Chairman, Chief Executive Officer
James E. Rohr	(Principal Executive Officer)
and Director

/s/ Richard J. Johnson	Chief Financial Officer
Richard J. Johnson	(Principal Financial Officer)

/s/ Samuel R. Patterson	Controller
Samuel R. Patterson	(Principal Accounting Officer)

POWER OF ATTORNEY

The PNC Financial Services Group, Inc.

and Affiliates Deferred Compensation Plan

Supplemental Incentive Savings Plan

Each of the undersigned directors of The PNC Financial Services Group, Inc. (“PNC”), a Pennsylvania corporation, hereby names, constitutes and appoints Richard J. Johnson, Samuel R. Patterson, Karen M. Barrett, and George P. Long, III, and each of them individually, with full power to act without the others and with full power of substitution and resubstitution, the undersigned’s true and lawful attorney-in-fact and agent to execute for the undersigned and in his or her name, place and stead, in any and all capacities, the Registration Statement on Form S-8 (or other appropriate form) to be filed for the registration of deferred obligations in and interests of participation pursuant to the above-referenced plans, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person;

And each of the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the following persons have duly signed this Power of Attorney as of this 19th day of July, 2006.

Name/Signature	Capacity

/s/ Paul W. Chellgren	Director
Paul W. Chellgren

/s/ Robert N. Clay	Director
Robert N. Clay

/s/ J. Gary Cooper	Director
J. Gary Cooper

/s/ George A. Davidson, Jr.	Director
George A. Davidson, Jr.

/s/ Kay Coles James	Director
Kay Coles James

/s/ Richard B. Kelson	Director
Richard B. Kelson

/s/ Bruce C. Lindsay	Director
Bruce C. Lindsay

/s/ Anthony A. Massaro	Director
Anthony A. Massaro

/s/ Thomas H. O’Brien	Director
Thomas H. O’Brien

/s/ Jane G. Pepper	Director
Jane G. Pepper

/s/ Lorene K. Steffes	Director
Lorene K. Steffes

/s/ Dennis F. Strigl	Director
Dennis F. Strigl

/s/ Stephen G. Thieke	Director
Stephen G. Thieke

/s/ Thomas J. Usher	Director
Thomas J. Usher

/s/ George H. Walls, Jr.	Director
George H. Walls, Jr.

/s/ Helge H. Wehmeier	Director
Helge H. Wehmeier